UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934


Filed by the Registrant                         [ ]

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[ ]	Definitive Proxy Statement

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[x]	Soliciting Material Pursuant to Section 240.14a-12


Cornell Companies, Inc.
(Name of Registrant as Specified In Its Charter)

Pirate Capital, LLC
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Contact:
Zachary George
Pirate Capital LLC
200 Connecticut Avenue
4th Floor
Norwalk, CT 06854
(203) 854-1100

PIRATE CAPITAL SUBMITS NOTICE OF BOARD NOMINATIONS TO CORNELL COMPANIES, INC.

	Norwalk, CT - February 25, 2005 - Jolly Roger Fund LP, an affiliate of
	Pirate Capital LLC, announced today that it has delivered written notice
	to Cornell Companies, Inc. (NYSE: CRN) declaring its intention to nominate
	Leon Clements, Zachary R. George, Todd Goodwin, Thomas R. Hudson Jr., Alfred
	Jay Moran, Jr., Sally Walker and Richard Crane for election as directors at
	Cornell's 2005 annual meeting of stockholders.  Pirate Capital is the
	beneficial owner of approximately 14.8% of the outstanding shares of
	common stock of Cornell Companies.

	Leon Clements, 63, has been the President and Chief Executive Officer of
	League Medical Concepts, a provider of health care services for the
	corrections sector, since December 2004.  From 1994 to 2004, Mr. Clements
	served as the Associate Vice President of Managed Care and Chief
	Administrative Officer at the University of Texas Medical Branch, a provider
	of health care for the prison system in Texas.  Mr. Clements previously served
	as the Chief Administrative Officer of the University of California at Los
	Angeles Medical Group and the Cleveland Clinic in Florida.  Mr. Clements
	also served as a director of Maxicare Health Plans, Inc.  Mr. Clements has
	completed executive programs at both Harvard Business School and the Wharton
	School of Finance and received his MBA from the University of Southwestern
	Louisiana.

	Richard Crane, 58, attorney at law, has been a sole practitioner since 1998.
	Mr. Crane has  represented individual, corporate, and government clients in
	corrections and sentencing matters.  Mr. Crane has also been a consultant in
	more than 30 corrections privatization projects.  From 1984 to 1987, Mr. Crane
	served as General Counsel for Corrections Corporation of America.  Mr. Crane
	also previously served as Chief Legal Counsel for the Louisiana Department of
	Corrections.  Mr. Crane received his JD from Louisiana State University.

	Todd Goodwin, 73, retired in 2002 as a Partner of Gibbons, Goodwin, van Amerongen. During his 18 years with the investment banking firm, Mr. Goodwin organized management buyouts and purchased businesses with a total value of approximately $7 billion. Mr. Goodwin previously served as a Managing Director of Merrill Lynch and has served as Director on the boards of several companies including Southwest Forest Industries, RT French Company, Rival Company, Schult Homes, Specialty Equipment, Horace Mann Education Corporation, Robert Half International, Riverwood International, and Johns Manville Corporation. Mr. Goodwin is currently a Director of the Southampton Hospital, the Chairman of the Peconic Health Corporation, and a Trustee of the Madison Square Boys & Girls Club.
	Todd Goodwin received his AB from Harvard College.

	Sally Walker, 56, has been the President of Encourage Youth Corporation, a
	consulting firm specializing in programming for high risk youths and juvenile
	offenders, since 1996.  From 1997 to 2004, Ms. Walker pioneered an effective
	and cost-efficient secure custody and aftercare program for high risk young
	offenders.  In addition to her government and private corrections experience,
	she previously served as the Executive Director of Finance and Administration
	for a large central services department for the Province of Manitoba.  Ms.
	Walker received her Master of Correctional Administration from the University
	of Ottawa.

	Alfred Jay Moran, Jr., 61, is Chairman and Chief Executive Officer of the
	Moran Group, LLC, a turnaround, value creation consulting firm, which he
	founded in 2003.  During 2004, he served as Chief Strategy and Restructuring
	Officer of Cooperheat MQS, Inc. Throughout his career, Mr. Moran has been
	responsible for the turnaround or value enhancement of over fifty companies
	in many industries.  Prior to 2003, he was Senior Managing Director of the
	Value Creation Practice, as well as Principal and Member of the Executive
	Committee of Kibel, Green, Inc.  Mr. Moran received his MBA from Harvard
	Business School.

	Thomas R. Hudson, Jr., 39, has been the Managing Member of Pirate Capital
	LLC and Portfolio Manager of the Jolly Roger Fund LP and Jolly Roger
	Offshore Fund LTD since July, 2002.  From 1999 to 2001, Mr. Hudson served
	as a Managing Director of Amroc Investments LLC, a private investment fund,
	where he managed distressed trading and investment analysis.  Mr. Hudson
	previously served as a Vice President at Goldman, Sachs & Co. where he
	was a Senior Distressed Trader and Portfolio Manager responsible for a
	$500 million portfolio of domestic and international distressed private
	assets.  Mr. Hudson is a former Chairman of the Loan Syndication and
	Trading Association's Distressed Committee; and is currently a Director
	of the Centurion Foundation which supports the New York Police Department
	and other law enforcement agencies.  Mr. Hudson received his MBA from
	the Tuck School at Dartmouth.

	Zachary George, 27, has been a Senior Investment Analyst of Pirate Capital LLC covering the private corrections and other industries since March of 2004. From 2002 to 2004, Mr. George worked at Mizuho Corporate Bank LTD where he served as an Officer in Portfolio Management, assisting in the management of a $50 billion domestic loan portfolio and originating credit default swap and bank debt trade recommendations. Mr. George received his JD from Brooklyn Law School in June, 2002.

	Pirate Capital intends to file a proxy statement and other relevant documents with the SEC in support of the election of Messrs. Clements, Moran, Crane, Goodwin, Hudson, and George, and Ms. Walker to the board of directors of Cornell Companies. STOCKHOLDERS SHOULD READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. ONCE AVAILABLE, COPIES OF THE PROXY STATEMENT MAY BE OBTAINED AT NO COST FROM THE SECURITIES AND EXCHANGE COMMISSION, AT THEIR WEBSITE, WWW.SEC.GOV, OR BY REQUEST TO RICK GRUBAUGH OF D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NY 10005, TELEPHONE: (212) 493-6950.

	Under the rules of the SEC, this communication may be deemed to be a
	solicitation by Pirate Capital and its affiliates.  Pirate Capital, Jolly
	Roger Fund LP, Jolly Roger Offshore Fund LTD, Mint Master Fund Ltd., Thomas
	R. Hudson Jr., Leon Clements, Zachary R. George, Todd Goodwin, Alfred Jay
	Moran, Jr., Sally Walker and Richard Crane may be deemed to be participants
	in the solicitation of proxies from the stockholders of Cornell Companies
	in connection with the annual meeting.

	Jolly Roger Fund LP is a private investment fund managed by Pirate Capital.
	Pirate Capital is the general partner of the Jolly Roger Fund LP and the
	investment adviser to Jolly Roger Offshore Fund LTD and Mint Master Fund Ltd.
	which are other private investment funds that beneficially own shares of
	common stock of Cornell Companies and as such, Pirate Capital may be
	deemed to be the beneficial owner of the shares of common stock of
	Cornell Companies owned by these investment funds.  At February 24, 2005,
	Jolly Roger Offshore Fund LTD, Mint Master Fund Ltd. and Jolly Roger Fund
	LP were the beneficial owners of 1,146,200, 265,300 and 587,600 shares,
	respectively, of common stock of Cornell Companies.  Thomas R. Hudson Jr.,
	as the managing member of Pirate Capital, may be deemed to be the beneficial
	owner of the 1,997,100 shares of common stock that are collectively owned
	by these investment funds.  At February 24, 2005, each of these individuals
	may be deemed to be the owner of the number of shares of common stock listed
	after his or her name: Leon Clements - 0; Richard Crane - 100; Zachary
	George - 0; Todd Goodwin - 7,000;  Alfred J. Moran - 0; and Sally Walker - 0.
	Additional information about these participants and their ownership of shares
	of common stock of Cornell Companies can be found in Pirate Capital's Schedule
	13D filings with the SEC and will be set forth in the proxy statement filed
	by the Pirate Capital with the SEC.  Investors may obtain additional
	information regarding the interests of such participants by reading the proxy
	statement when it becomes available.